IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: ETEC North, LLC	CASE NO. 2:13-BK-16129 (MCW)
	INVESTMENT ENTITY MONTHLY REPORT
	MONTH OF May 2014
	DATE PETITION FILED: 9/16/2013
Debtor	TAX PAYER ID NO. :

Nature of Debtor's Investments: No assets or operations.

DATE DISCLOSURE STATEMENT FILED: ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED: ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE

RESPONSIBLE PARTY:

/Susie Herrmann/ — ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO — TITLE

Susie Herrmann, CFO — PRINTED NAME OF RESPONSIBLE PARTY

6/13/2014 — DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann, CFO

PHONE NUMBER: 602-686-6270

ADDRESS: P.O. Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16129 (MCW)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	General Account	Other	Other	Total
	#	#	#	
Balance at Beginning of Period				
RECEIPTS				
Loans and Advances				
Capital Investments				
Sale of Assets				
Transfers from Other DIP Accounts				
Interest				
Other (attach list)				
TOTAL RECEIPTS				
DISBURSEMENTS				
Business - Ordinary Operations				
Pre-Petition Debt				
Transfers to Other DIP Accounts				
Other (attach list)				
Reorganization Expenses:				
Attorney Fees				
Accountant Fees				
Other Professional Fees				
U. S. Trustee Quarterly Fee				
Court Costs				
TOTAL DISBURSEMENTS				
Balance at End of Month *				

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payment from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	

Case Number: 2:13-BK-16129 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
1. Have any assets been sold or transferred during this reporting period?		X
2. Have you made any payments to an attorney or accountant this month?		X
3. Have any payments been made on prepetition liabilities during this reporting period?		X
4. Have any post-petition loans been received by the debtor(s) from any party?		X
5. Have any insurance policies or coverages expired?		X
6. Are any post-petition real estate taxes past due?		X
7. Have any pre-petition taxes been paid during this reporting period?		X
8. Do you expect any significant income changes within the next 90 days?		X
9. Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

What progress has been made, during the reporting period, towards reorganinzing your estate ?

Winding down the entity.

Case Number: 2:13-BK-16129 (MCW)

INVESTMENT STATUS

Please list each investment separately. In each description, include the name of the investment if it is a partnership, joint venture, stock in a corporation, etc. If the investment is real property, provide a description and an address.

INVESTMENT	SECURED CREDITOR	ORIGINAL LOAN BALANCE	SCHEDULED LOAN BALANCE
1 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Scheduled Value:	Amount of listing: $		
2 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Scheduled Value:	Amount of listing: $		
3 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Scheduled Value:	Amount of listing: $		
4 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Scheduled Value:	Amount of listing: $		

Case Number: 2:13-BK-16129 (MCW)

DISBURSEMENT DETAIL

please attach copies of bank statements

Month: ____________
Account # ____________

Bank Name ____________

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	